                                                                Exhibit 10.20(e)

                           FOURTH AMENDMENT TO LEASE
                           -------------------------

     THIS FOURTH AMENDMENT TO LEASE (this "Amendment") entered into in Chicago, Illinois, as of the 6th day of August, 1996, by and between AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, not personally, but solely as Trustee under a Trust Agreement dated May 2, 1989, and known as Trust No. 108237-06 ("Lessor"), and PLAYBOY ENTERPRISES, INC., a Delaware corporation ("Lessee").

                                  WITNESSETH:
                                  ----------

     A. LaSalle National Bank, not personally, but solely as Trustee under a Trust Agreement dated December 21, 1987, and known as Trust No. 112912 ("LaSalle"), and Lessee have heretofore entered into that certain Office Lease dated as of April 7, 1988 (the "Original Lease"), whereby LaSalle leased to Lessee certain premises (the "Original Premises") known as Suites 1500 and 1600, consisting of 95,523.05 rentable square feet and comprising the entire 15th and 16th floors of the "Office Area" (as defined in the Original Lease) of that certain building (the "Building") located at 680 North Lake Shore Drive, Chicago, Illinois, for a lease term expiring on August 31, 2004.

     B. LaSalle has heretofore assigned its interest under the Lease to Lessor's predecessor in interest.

     C. Lessor and Lessee have heretofore entered into that certain Amendment to Lease dated as of October 26, 1989 (the "First Amendment"), which amended certain provisions of the Original Lease, including the leasing to Lessee of certain additional space in the basement of the Building (the "Additional Premises; the Original Premises and the Additional Premises are collectively referred to herein as the "Premises").

     D. Lessor and Lessee have heretofore entered into that certain Second Amendment to Lease dated as of June 1, 1992 (the "Second Amendment"), which clarified certain provisions of the Lease relating to Taxes and Expenses payable by Lessee.

     E. Lessor and Lessee have heretofore entered into that certain Third Amendment to Lease ("Third Amendment") dated as of August 30, 1993, which granted to Lessee certain additional expansion rights in the Building and amended certain other provisions contained in the Original Lease. The Original Lease, the First Amendment, the Second Amendment and the Third Amendment are collectively referred to herein as the "Lease".

     F. Lessor and Lessee now desire to amend the Lease to grant to Lessee certain additional expansion rights in the Building and amend certain other provisions contained in the Lease, all upon the terms and provisions hereinafter set forth.

     NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:

     1. Definitions. Each capitalized term used in this Amendment shall have the same meaning as is ascribed to such capitalized term in the Lease, unless otherwise provided for herein.

     2. Extension of Term. The Term of the Lease is hereby extended to and including August 31, 2007 (the "Expiration Date").

     3.   Base Rent.

     (a) Premises. Section 1 of the Lease notwithstanding, effective as of September 1, 1999, Base Rent per rentable square foot for the Premises other than for any Primary ROFR Space, Secondary ROFR Space and/or ROFR Space #3 (all as hereinafter defined and, collectively, sometimes referred to herein as "ROFR Space") leased by Lessee pursuant to this Fourth Amendment and other than for the Additional Premises, but including any and all Option Space (as hereinafter defined) leased by Lessee pursuant to this Fourth Amendment, shall be as set forth below during the remainder of the Term as extended by this Fourth
Amendment:

                 Period                Base Rent Per Rentable Square Foot
                 ------                ----------------------------------
          9/1/99 - 8/31/00                                 $12.75
          9/1/00 - 8/31/01                                 $13.01
          9/1/01 - 8/31/02                                 $13.27
          9/1/02 - 8/31/03                                 $13.53
          9/1/03 - 8/31/04                                 $13.80
          9/1/04 - 8/31/05                                 $14.08
          9/1/05 - 8/31/06                                 $14.36
          9/1/06 - 8/31/07                                 $14.65

     (b) ROFR Space. Base Rent for any ROFR Space leased by Lessee pursuant to this Fourth Amendment shall be calculated as hereinafter provided in this Fourth Amendment.

     (c) Additional Premises. Paragraph 3 of the First Amendment notwithstanding, effective as of September 1, 1999, Base Rent for the Additional Premises shall be as follows:

                 Period                            Monthly Base Rent
                 ------                            -----------------
          9/1/99 - 8/31/00                             $728.15
          9/1/00 - 8/31/01                             $742.71
          9/1/01 - 8/31/02                             $757.56


          9/1/02 - 8/31/03                                 $772.71
          9/1/03 - 8/31/04                                 $788.17
          9/1/04 - 8/31/05                                 $803.93
          9/1/05 - 8/31/06                                 $820.01
          9/1/06 - 8/31/07                                 $836.41

     4. Expansion Option. Section 2 of the Third Amendment is hereby deleted in its entirety and the following is substituted in its place and stead:

     (a) For purposes of this Section 4, "Expansion Option" shall mean either Option #1 (as hereinafter defined) or Option #2 (as hereinafter defined) as the case may be or the context requires and "Option Space" shall mean either Option Space #1 (as hereinafter defined) or Option Space #2 (as hereinafter defined) as the case may be or the context requires.

     (b) Option #1. Lessee shall have an option ("Option #1") to lease all (but not less than all) of that certain office space on the fourteenth (14th) floor of the Building ("Option Space #1") consisting of approximately 7,765 rentable square feet and designated as "Option #1" on Exhibit A attached hereto and by this reference made a part hereof. Option #1 may be exercised at any time on or before March 31, 1998, by written notice from Lessee to Lessor ("Lessee's Notice"). If Option #1 is exercised on or before December 31, 1997, the lease term for Option Space #1 shall commence on the earlier to occur of (1) the date Lessee first occupies all or any portion of Option Space #1 for any use or purpose other than Lessee's construction of leasehold improvements therein, (2) one hundred twenty (120) days after the date Lessor delivers possession of Option Space #1 to Lessee, unless Lessee's Notice specifies an earlier date, or
(3) April 1, 1998, and Lessor shall deliver possession of Option Space #1 to Lessee, for the purpose of Lessee's construction of leasehold improvements therein, on the later to occur of (x) one hundred twenty (120) days after the date Lessee's Notice is delivered to Lessor (but in no event later than April 1, 1998) or (y) one hundred twenty (120) days prior to the date specified in Lessee's Notice, if any, as the commencement date for the lease term for Option Space #1, or if no such date is specified, December 1, 1997. If Option #1 is exercised after December 31, 1997, the lease term for Option Space #1 shall commence on the earlier to occur of (i) the date Lessee first occupies all or any portion of Option Space #1 for any use or purpose other than Lessee's construction of leasehold improvements therein, (ii) the date of commencement of such term as specified in Lessee's Notice or (iii) April 1, 1999.

     (c) Option #2. If (but only if) Lessee exercises Option #1 on or before December 31, 1997, Lessee shall have an option ("Option #2") to lease all (but not less than all) of that certain office space ("Option Space #2") on the fourteenth (14th) floor of the Building consisting of approximately 8,428 rentable square feet and designated as "Option #2" on Exhibit A hereto. Option #2 may be exercised at any time on or before March 31, 1998, by Lessee delivering Lessee's Notice to Lessor. If Option #2 is exercised as aforesaid, the lease term for Option Space #2 shall commence on the earlier to occur of (i) the date Lessee first occupies all or any portion of Option Space #2 for any use or purpose other than Lessee's construction of leasehold improvements therein, (ii) the date of commencement of such term as specified in Lessee's Notice or (iii) April 1, 1999.

     (d) Any Option Space as to which Lessee fails to timely exercise an Expansion Option as provided herein shall be deemed to be Primary ROFR Space (as hereinafter defined in Section 5(a)), effective on the day after the last date upon which such Expansion Option could be timely exercised by Lessee hereunder. If Lessee does not exercise Option #1 on or before December 31, 1997, Option Space #2 shall be deemed to be Primary ROFR Space effective on January 1, 1998.

     (e) Lessee's right to exercise an Expansion Option shall be contingent upon Lessee not being in Default under the Lease, as amended hereby, either on the date that Lessee exercises such Expansion Option or, unless waived in writing by Lessor for purposes of the Expansion Option, on the date that otherwise would have been the commencement date of the lease term for the applicable Option Space. If Lessee is not in Default under the Lease, as amended hereby, on the date Lessee exercises such Expansion Option but is so in Default on the date that otherwise would have been the commencement date of the lease term for the applicable Option Space and Lessor does not waive in writing such Default for purposes of the Expansion Option, then, notwithstanding Lessee's timely exercise of the Expansion Option, Lessee shall have no right to lease such Option Space as a result of Lessee's exercise of such Expansion Option.

     (f) If Lessee exercises an Expansion Option, the following terms and provisions shall apply:

          (i) For purposes of this Section 4(f), "Option Space" shall mean the space as to which an Expansion Option has been exercised;

          (ii) The lease term for the Option Space shall expire on the last day of the term of the Lease, as amended hereby;

          (iii) The annual rate of Base Rent per rentable square foot payable for the Option Space shall at all times during the lease term for the Option Space be equal to the annual rate of Base Rent per rentable square foot then payable for the Original Premises under the Lease, as amended by
     Section 3(a) of this Fourth Amendment. Lessee shall pay the Rent Adjustment for the Option Space, as provided in Section 2B of the Original Lease, commencing immediately upon the commencement date of the lease term for the Option Space, and "Lessee's Proportionate Share" as used in clause (iii) of
     Section 2A of the Original Lease shall mean the percentage determined by dividing the aggregate rentable area of the entire Premises (excluding the Additional Premises) including the Option Space by 424,052.32 rentable square feet. For purposes of this Section 4, the rentable area of the Option Space shall be as determined by Lessor or, at Lessor's option, Lessor's architect, in accordance with Lessor's then current space measurement standards for comparable space in the Building;

     (iv) Lessee shall not be entitled to any rental abatement for the Option Space;


     (v) Lessee shall accept the Option Space in an "as-is", "where-is" physical condition from Lessor, without any agreement, representation, credit or allowance from Lessor with respect to the improvement or condition thereof except as set forth in this Section 4(f)(v). Lessee shall pay for any and all costs or expenses associated with any leasehold improvement work in the Option Space, which work shall be performed by Lessee in accordance with the terms of
Section 13 of the Original Lease, except that upon completion of such work and Lessee's delivery of contractors affidavits and full and final waivers of lien and receipted bills covering all labor and materials expended and used for such work, Lessor shall pay to Lessee, as Lessor's contribution toward the payment of the cost and expense of improving the Option Space ("Lessor's Option Space Contribution"), a sum equal to the dollar amount per rentable square foot of the Option Space, as set forth in the column entitled "Adjusted Allowance Per
Square Foot" on the schedule attached hereto as Exhibit C and made a part hereof ("Lessor's Contribution Schedule") corresponding to the calendar month in which Lessee first occupies the Option Space, multiplied by the number of rentable square feet contained in the Option Space. In the event that Lessee has satisfied all conditions and requirements as set forth herein and in the Lease for the payment of Lessor's Option Space Contribution and Lessor fails to pay Lessor's Option Space Contribution to Lessee within ninety (90) days after Lessee notifies Lessor in writing that all such conditions and requirements have been satisfied and that such payment is due and owing to Lessee hereunder, and further provided that Lessee is not then in breach or default under the Lease, as amended hereby, Lessee shall, upon the expiration of said ninety (90) day period, be entitled to offset the amount of Lessor's Option Space Contribution from the then next due installments of Base Rent thereafter payable by Lessee under the Lease, as amended hereby, until the full amount of Lessor's Option Space Contribution has been paid or offset as provided herein; and

     (vi) All of the terms and provisions of the Lease, as hereby amended, shall apply with respect to the Option Space, except as otherwise provided in this Section 4 or except as same may be inconsistent with the provisions of this
Section 4, and the Option Space shall be deemed to be a part of the Premises effective as of the first day of the lease term for such Option Space.

     (g) If Lessee exercises an Expansion Option, Lessor and Lessee shall execute and deliver an amendment to the Lease reflecting the lease by Lessor to Lessee of the Option Space on the terms provided above, which amendment shall be executed and delivered promptly after Lessee delivers Lessee's Notice to Lessor.

     (h) Each Expansion Option shall automatically terminate and become null and void and of no force or effect upon the earlier to occur of (1) the expiration or termination of the Lease, (2) the termination of Lessee's right to possession of the Premises, (3) the assignment of the Lease by Lessee, in whole or in part, which is not in accordance with Section 14 of the Original Lease, or which is to a party (or any affiliate thereof) who is then, or was within the preceding six (6) months, a tenant in, or otherwise an occupant of, the Building, (4) the sublease of the Premises, or any part thereof, which is not in accordance with Section 14 of the original Lease, or which is to a party (or any affiliate thereof) who is then, or was within the preceding six (6) months, a tenant in, or otherwise an occupant of, the Building, or (5) the failure of Lessee to timely or properly exercise such Expansion Option. Without limiting the foregoing, no Expansion Option shall be assignable by Lessee separately from the Lease nor shall any Expansion Option be exercisable by any party other than Lessee except for Lessee's assignee pursuant to an assignment of the Lease in accordance with Section 14 of the Original Lease which assignee (or any affiliate thereof) is not, at the effective date of the assignment, or was not for the six (6) months preceding the effective date of the assignment, a tenant in, or otherwise an occupant of, the Building. For purposes of this Fourth Amendment, an "affiliate" of a party or assignee shall mean any one or more partners, principals or shareholders of any such party or assignee, or any other person or entity which controls, is controlled by or is under common control with such party or assignee.

     5. RIGHT OF FIRST REFUSAL - PRIMARY ROFR SPACE. Section 3 of the Third Amendment is hereby deleted in its entirety and the following is substituted in its place and stead.

     (a) For purposes of this Lease, the term "Primary ROFR Space" shall mean all leasable space located on the 14th floor of the Building within the area designated as "Primary ROFR Space" on Exhibit A-1 attached hereto and made a part hereof, excluding therefrom (i) Option Space (except as provided in Section 4(d) above) and (ii) any space leased to a third (3rd) party as of the date of execution of this Amendment, including any subsequent renewals or extensions thereof, until such time as such lease expires or is terminated.

     (b) With respect to any lease for all or any portion of the Primary ROFR Space which Lessor hereafter intends to enter into with a third (3rd) party, Lessor shall deliver written notice of such intent to Lessee ("Lessor's Primary ROFR Notice") prior to Lessor entering into any such lease. Lessor's Primary ROFR Notice shall state (i) the location and rentable area of the portion of the Primary ROFR Space which Lessor desires to lease, (ii) the proposed lease term for such portion of the Primary ROFR Space, (iii) the date upon which such portion of the Primary ROFR Space shall be available for occupancy, (iv) the annual rate of Base Rent per square foot of rentable area which Lessor desires to charge for such portion of the Primary ROFR Space, (v) the amount of all rent adjustments which Lessor desires to charge for such portion of the Primary ROFR Space including, without limitation, all fixed and/or indexed adjustments to such rate and rent adjustments for operating expenses and real estate taxes for the Building and
(vi) all of the tenant concessions (e.g., without limitation, rent abatements and tenant improvement allowances), if any, which Lessor would be willing to provide to lease such Primary ROFR Space (all of which concessions, other than tenant improvement allowances, are hereinafter referred to as "Tenant Concessions"). Lessee shall thereupon have a right of first refusal (a "Primary ROFR Refusal Right") to lease all (but not less than all) of the portion of the Primary ROFR Space described in said Lessor's Primary ROFR Notice, subject to the following terms and conditions:

          (i) Lessee shall deliver a written notice of such intent to Lessor exercising the Primary ROFR Refusal Right ("Lessee's Primary ROFR Exercise Notice") within ten (10) business days after Lessor delivers Lessor's Primary ROFR Notice for such Primary ROFR Refusal Right to Lessee. For purposes of this Fourth Amendment, "business day" shall mean any day other than a Saturday, a Sunday or any state or federal holiday on which the United States Postal Service does not make regularly scheduled delivery of first class mail; and

          (ii) Lessee's right to exercise the Primary ROFR Refusal Right shall be contingent upon Lessee not being in Default under the Lease, as hereby amended, either on the date Lessee exercises such Primary ROFR Refusal Right or, unless waived in writing by Lessor for purposes of such Primary ROFR Refusal Right, on the availability date specified in the applicable Lessor's Primary ROFR Notice for such portion of the Primary ROFR Space. If Lessee is not in Default under the Lease, as amended hereby, on the date Lessee exercises such Primary ROFR Refusal Right but is so in Default on the availability date specified in the applicable Lessor's Primary ROFR Notice and Lessor does not waive in writing such Default for purposes of such Primary ROFR Refusal Right, then, notwithstanding Lessee's exercise of such Primary ROFR Refusal Right, Lessee shall have no right to lease the Primary ROFR Space as a result of Lessee's exercise of such Primary ROFR Right.

In the event that Lessee does not timely or properly exercise a Primary ROFR Refusal Right, Lessor may at any time thereafter lease the applicable portion of the Primary ROFR Space to any third (3rd) party tenant on substantially the same economic terms as set forth in Lessor's Primary ROFR Notice applicable thereto without any further rights of Lessee to lease such space, provided that Lessee's failure to timely or properly exercise such Primary ROFR Refusal Right shall not act as a waiver of or otherwise affect the Expansion Options granted to Lessee pursuant to Section 4 hereof nor act as a waiver of or otherwise affect any Primary ROFR Refusal Right as to any other portion of the Primary ROFR Space, any Secondary ROFR Refusal

Right (as hereinafter defined) or any ROFR Space #3 Refusal Right (as hereinafter defined) and further provided that in the event that Lessor thereafter intends to enter into a lease with a third (3rd) party for the applicable portion of the Primary ROFR Space upon economic terms materially more favorable to such tenant than those set forth in the most recent Lessor's Primary ROFR Notice applicable thereto, such Primary ROFR Space shall again become subject to Lessee's Primary ROFR Refusal Right as set forth in this
Section 5.

     (c) If Lessee exercises a Primary ROFR Refusal Right, the following terms and provisions shall apply:

            (i) Notwithstanding the location of any Primary ROFR Space for which a Primary ROFR Refusal Right has been exercised as heretofore provided in this Section, in the event Lessee exercises a Primary ROFR Refusal Right as aforesaid, the Primary ROFR Space actually to be leased to Lessee shall consist of the space within the area comprising the Primary ROFR Space and any Option Space which is subject to an unexercised Expansion Option which is located closest to the west end of the Building and is not then leased to a third (3rd) party, under option to be leased to a third (3rd) party, subject to a right of first refusal to a third (3rd) party or otherwise committed to be leased or occupied by a third (3rd) party (the "Available Primary ROFR Space"). In the event any Primary ROFR Space is relocated as aforesaid, then (1) Landlord shall have the right, in its sole discretion and upon notice to Lessee, to increase or decrease the size of such relocated Primary ROFR Space by an amount not to exceed ten percent (10%) of the rentable area thereof as set forth in Lessor's Primary ROFR Notice, to the reasonably minimal extent necessary to accommodate the actual configuration of the Available Primary ROFR Space and Lessor's then current space demising and measurement standards for comparable space in the Building, in which event all terms contained in Lessor's Primary ROFR Notice for such Primary ROFR Space (including, without limitation, any Tenant Concessions) and the rent payable therefor shall be deemed automatically adjusted pro rata to such increase or decrease and (2) any Option Space which remains subject to a valid and existing but unexercised Expansion Option shall be automatically relocated to the next most westerly Available Primary ROFR Space which is contiguous to the relocated Primary ROFR Space in which event Landlord shall have the right, in its sole discretion and upon notice to Lessee, to increase or decrease the size of such relocated Option Space by an amount not to exceed ten percent (10%) of the rentable area thereof prior to such relocation, to the reasonably minimal extent necessary to accommodate the actual configuration of the Available Primary ROFR Space and Lessor's then current space demising and measurement standards for comparable space in the Building;

     (ii) The lease term for such Primary ROFR Space shall commence on the availability date specified in the applicable Lessor's Primary ROFR Notice and shall expire on the last day of the term of the Lease, as amended hereby;

     (iii) The Base Rent and rental adjustments payable for such Primary ROFR Space shall be as set forth in the applicable Lessor's Primary ROFR Notice (as the same may be adjusted in the manner provided in Section 5(c)(i) above) and Lessee shall be entitled to receive, with respect to such Primary ROFR Space, any and all Tenant Concessions set forth in such Notice (as the same may be adjusted in the manner provided in Section 5(c)(i) above), except that the amount of each such Tenant Concession shall be further adjusted by multiplying such amount by a fraction (the "Primary ROFR Term Adjustment") whose numerator is the number of calendar months in the period commencing with the calendar month in which Lessee first occupies such Primary ROFR Space and continuing to and including the calendar month in which the Expiration Date occurs, and whose denominator is the number of calendar months contained in the proposed lease term as set forth in such Lessor's Primary ROFR Notice;

     (iv) For purposes of paying the rental adjustments set forth in Section 5(c)(iii) above with respect to any Primary ROFR Space actually leased by Lessee, Lessee's Proportionate Share shall be increased effective as of the commencement date of the lease term for such Primary ROFR Space by adding to such then effective Lessee's Proportionate Share the percentage determined by dividing the rentable area of such Primary ROFR Space by 424,052.32 rentable square feet. For purposes of this Section 5, the rentable area of any Primary ROFR Space actually leased by Lessee (whether or not relocated) shall be as determined by Lessor or, at Lessor's option, Lessor's architect, in accordance with Lessor's then current space measurement standards for comparable space in the Building;

     (v) Lessee shall not be entitled to any rental abatement for any portion of the Primary ROFR Space except as provided in Section 5(c)(iii) above;

     (vi) Lessee shall accept the applicable portion of the Primary ROFR Space in an "as-is", "where-is" physical condition from Lessor, without any agreement, representation, credit or allowance from Lessor with respect to the improvement or condition thereof except as set forth in this Section 5(c)(vi). Lessee shall pay for any and all costs or expenses associated with any leasehold improvement work in such Primary ROFR Space, which work shall be performed by Lessee in accordance with the terms of Section 13 of the Original Lease, except that upon completion of such work and Lessee's delivery of contractors affidavits and full and final waivers of lien and receipted bills covering all labor and materials expended and used for such work, Lessor shall pay to Lessee, as

     Lessor's contribution toward the payment of the cost and expense of improving such Primary ROFR Space ("Lessor's Primary ROFR Space Contribution"), a sum equal to the dollar amount of tenant improvement allowance per rentable square foot of the original Primary ROFR Space, as set forth in the applicable Lessor's Primary ROFR Notice, multiplied by the number of rentable square feet contained in the Primary ROFR Space which is actually leased to Lessee, and, and further multiplied by the Primary ROFR Term Adjustment. In the event that Lessee has satisfied all conditions and requirements as set forth herein and in the Lease for the payment of Lessor's Primary ROFR Space Contribution and Lessor fails to pay in full Lessor's Primary ROFR Space Contribution to Lessee within ninety (90) days after Lessee notifies Lessor in writing that all such conditions and requirements have been satisfied and that such payment is due and owing to Lessee hereunder, and further provided that Lessee is not then in breach or default under the Lease, as amended hereby, Lessee shall, upon the expiration of said ninety (90) day period, be entitled to offset the unpaid amount of Lessor's Primary ROFR Space Contribution from the then next due installments of Base Rent thereafter payable by Lessee under the Lease, as amended hereby, until the full amount of Lessor's Primary ROFR Space Contribution has been paid or offset as provided herein; and

          (vii) All of the terms and provisions of the Lease, as hereby amended, shall apply with respect to the applicable portion of the Primary ROFR Space, except as otherwise provided in this Section 5 or except as same may be inconsistent with the provisions of this Section 5, and such portion of the Primary ROFR Space shall be deemed to be a part of the Premises effective as of the first day of the lease term for such space.

     (d) If Lessee exercises a Primary ROFR Refusal Right, Lessor and Lessee shall execute and deliver an amendment of the Lease reflecting the lease of the applicable portion of the Primary ROFR Space by Lessor to Lessee on the terms and provisions set forth in this Section 5, which amendment shall be executed and delivered within thirty (30) days after Lessee exercises the Primary ROFR Refusal Right.

     (e) The Primary ROFR Refusal Right shall automatically terminate and become null and void upon the earlier to occur of (1) the expiration or termination of the Lease, (2) the termination of Lessee's right to possession of the Premises, (3) the assignment of the Lease by Lessee, in whole or in part, which is not in accordance with Section 14 of the Original Lease, or which is to a party (or any affiliate thereof) who is then, or was within the preceding six
(6) months, a tenant in, or otherwise an occupant of, the Building, (4) the sublease by Lessee of the Premises, or any part thereof, which is not in accordance with Section 14 of the Original Lease, or which is to a party (or an affiliate thereof) who is then, or was within the preceding six (6) months, a tenant in, or otherwise an occupant of, the Building, or (5) the failure of Lessee to timely or properly exercise a primary ROFR Refusal Right. Without limiting the foregoing, no

Primary ROFR Refusal Right shall be assignable by Lessee separately from the Lease nor shall any Primary ROFR Refusal Right be exercisable by any party other than Lessee except for Lessee's assignee pursuant to an assignment of the Lease in accordance with Section 14 of the Original Lease which assignee (or any affiliate thereof) is not, at the effective date of the assignment, or was not for the six (6) months preceding the effective date of the assignment, a tenant in, or otherwise an occupant of, the Building.

     6.   RIGHT OF FIRST REFUSAL - SECONDARY ROFR SPACE.
          ---------------------------------------------

     (a) For purposes of this Lease, the term "Secondary ROFR Space" shall mean all leasable space located on the fourteenth (14th) floor of the Building within the area designated as "Secondary ROFR Space" on Exhibit A-1 attached hereto and made a part hereof, excluding therefrom (i) the space denoted as "ROFR #3" on Exhibit A attached hereto and (ii) any space leased to a third (3rd) party as of the date of execution of this Amendment, including any subsequent renewals or extensions thereof, until such time as such lease expires or is terminated.

     (b) With respect to any lease for all or any portion of the Secondary ROFR Space which Lessor hereafter intends to enter into with a third (3rd) party, Lessor shall deliver written notice of such intent to Lessee ("Lessor's Secondary ROFR Notice") prior to Lessor entering into any such lease. Lessor's Secondary ROFR Notice shall state (i) the location and rentable area of the portion of the Secondary ROFR Space which Lessor desires to lease, (ii) the proposed lease term for such portion of the Secondary ROFR Space, (iii) the date upon which such portion of the Secondary ROFR Space shall be available for occupancy, (iv) the annual rate of Base Rent per square foot of rentable area which Lessor desires to charge for such portion of the Secondary ROFR Space, (v) the amount of all rent adjustments which Lessor desires to charge for such portion of the Secondary ROFR Space including, without limitation, all fixed and/or indexed adjustments to such rate and rent adjustments for operating expenses and real estate taxes for the Building and (vi) the tenant improvement allowances and Tenant Concessions, if any, which Lessor would be willing to provide to lease such Secondary ROFR Space. Lessee shall thereupon have a right of first refusal (a "Secondary ROFR Refusal Right") to lease all (but not less than all) of the portion of the Secondary ROFR Space described in said Lessor's Secondary ROFR Notice, subject to the following terms and conditions:

          (i) Lessee shall deliver a written notice of such intent to Lessor exercising the Secondary ROFR Refusal Right ("Lessee's Secondary ROFR Exercise Notice") within ten (10) business days after Lessor delivers Lessor's Secondary ROFR Notice for such Secondary ROFR Refusal Right to Lessee; and

          (ii) Lessee's right to exercise the Secondary ROFR Refusal Right shall be contingent upon Lessee not being in Default under the Lease, as hereby amended, either on the date Lessee exercises such Secondary ROFR Refusal Right or, unless waived in writing by Lessor for purposes of such Secondary ROFR Refusal Right, on the availability date specified in the applicable Lessor's

     Secondary ROFR Notice for such portion of the Secondary ROFR Space. If Lessee is not in Default under the Lease, as amended hereby, on the date Lessee exercises such Secondary ROFR Refusal Right but is so in Default on the availability date specified in the applicable Lessor's Secondary ROFR Notice and Lessor does not waive in writing such Default for purposes of such Secondary ROFR Right, then, notwithstanding Lessee's exercise of such Secondary ROFR Right, Lessee shall have no right to lease the Secondary ROFR Space as a result of Lessee's exercise of such Secondary ROFR Refusal Right.

In the event that Lessee does not timely or properly exercise a Secondary ROFR Refusal Right, Lessor may at any time thereafter lease the applicable portion of the Secondary ROFR Space to any third (3rd) party tenant on substantially the same economic terms as set forth in Lessor's Secondary ROFR Notice applicable thereto without any further rights of Lessee to lease such space, provided that Lessee's failure to timely or properly exercise such Secondary ROFR Refusal Right shall not act as a waiver of or otherwise affect the Expansion Options granted to Lessee pursuant to Section 4 hereof nor act as a waiver of or otherwise affect any Secondary ROFR Refusal Right as to any other portion of the Secondary ROFR Space, any Primary ROFR Refusal Right or any ROFR Space #3 Refusal Right and further provided that in the event that Lessor thereafter intends to enter into a lease with a third (3rd) party for the applicable portion of the Secondary ROFR Space upon economic terms materially more favorable to such tenant than those set forth in the most recent Lessor's Secondary ROFR Notice applicable thereto, such Secondary ROFR Space shall again become subject to Lessee's Secondary ROFR Refusal Right as set forth in this
Section 6.

     (c) If Lessee exercises a Secondary ROFR Refusal Right, the following terms and provisions shall apply:

          (i) The lease term for such Secondary ROFR Space shall commence on the availability date specified in the applicable Lessor's Secondary ROFR Notice and shall expire on the last day of the term of the Lease, as amended hereby;

          (ii) The Base Rent and rental adjustments payable for such Secondary ROFR Space shall be as set forth in the applicable Lessor's Secondary ROFR Notice and Lessee shall be entitled to receive, with respect to such Secondary ROFR Space, any and all Tenant Concessions set forth in such notice, except that the amount of each such Tenant Concession shall be adjusted by multiplying such amount by a fraction (the "Secondary ROFR Term Adjustment") whose numerator is the number of calendar months in the period commencing in the calendar month in which Lessee first occupies such Secondary ROFR Space and continuing to and including the calendar month in which the Expiration Date occurs, and whose denominator is the number of calendar months contained in the proposed lease term as set forth in such Lessor's Secondary ROFR Notice;

          (iii) For purposes of paying the rental adjustments set forth in
     Section 6(c)(ii) above with respect to such Secondary ROFR Space, Lessee's Proportionate Share shall be increased effective as of the commencement date of the lease term for such Secondary ROFR Space by adding to such then effective Lessee's Proportionate Share the percentage determined by dividing the rentable area of such Secondary ROFR Space by 424,052.32 rentable square feet. For purposes of this Section 6, the rentable area of any Secondary ROFR Space actually leased by Lessee shall be as determined by Lessor or, at Lessor's option, Lessor's architect, in accordance with Lessor's then current space measurement standards for comparable space in the Building;

          (iv) Lessee shall not be entitled to any rental abatement for any portion of the Secondary ROFR Space except as provided in Section 6(c)(ii) above;

          (v) Lessee shall accept the applicable portion of the Secondary ROFR Space in an "as-is", "where-is" physical condition from Lessor, without any agreement, representation, credit or allowance from Lessor with respect to the improvement or condition thereof except as otherwise set forth in the applicable Lessor's Secondary ROFR Notice adjusted by multiplying such amount by the Secondary ROFR Term Adjustment ("Lessor's Secondary ROFR Space Contribution"). Lessee shall pay for any and all costs or expenses associated with any leasehold improvement work in such Secondary ROFR Space, which work shall be performed by Lessee in accordance with the terms of Section 13 of the Original Lease, except that upon completion of such work and Lessee's delivery of contractors affidavits and full and final waivers of lien and receipted bills covering all labor and materials expended and used for such work, Lessor shall pay to Lessee, as Lessor's contribution toward the payment of the cost and expense of improving such Secondary ROFR Space, the amount of Lessor's Secondary ROFR Space Contribution, if any. In the event that Lessee has satisfied all conditions and requirements as set forth herein and in the Lease for the payment of Lessor's Secondary ROFR Space Contribution, if any, and Lessor fails to pay in full Lessor's Secondary ROFR Space Contribution to Lessee within ninety
     (90) days after Lessee notifies Lessor in writing that all such conditions and requirements have been satisfied and that such payment is due and owing to Lessee hereunder, and further provided that Lessee is not then in breach or default under the Lease, as amended hereby, Lessee shall, upon the expiration of said ninety (90) day period, be entitled to offset the unpaid amount of Lessor's Secondary ROFR Space Contribution from the then next due installments of Base Rent thereafter payable by Lessee under the Lease, as amended hereby, until the full amount of Lessor's Secondary ROFR Space Contribution has been paid or offset as provided herein; and

          (vi) All of the terms and provisions of the Lease, as hereby amended, shall apply with respect to the applicable portion of the Secondary ROFR Space, except as otherwise provided in this Section 6 or except as same may be inconsistent with the provisions of this Section 6, and such portion of the Secondary ROFR Space shall be deemed to be a part of the Premises effective as of the first day of the lease term for such space.

     (d) If Lessee exercises a Secondary ROFR Refusal Right, Lessor and Lessee shall execute and deliver an amendment of the Lease reflecting the lease of the applicable portion of the Secondary ROFR Space by Lessor to Lessee on the terms and provisions set forth in this Section 6, which amendment shall be executed and delivered within thirty (30) days after Lessee exercises the Secondary ROFR Refusal Right.

     (e) The Secondary ROFR Refusal Right shall automatically terminate and become null and void upon the earlier to occur of (1) the expiration or termination of the Lease, (2) the termination of Lessee's right to possession of the Premises, (3) the assignment of the Lease by Lessee, in whole or in part, which is not in accordance with Section 14 of the Original Lease, or which is to a party (or any affiliate thereof) who is then, or was within the preceding six (6) months, a tenant in, or otherwise an occupant of, the Building, (4) the sublease by Lessee of the Premises, or any part thereof, which is not in accordance with Section 14 of the Original Lease, or which is to a party (or any affiliate thereof) who is then, or was within the preceding six
(6) months, a tenant in, or otherwise an occupant of, the Building, or (5) the failure of Lessee to timely or properly exercise a Secondary ROFR Refusal Right. Without limiting the foregoing, no Secondary ROFR Refusal Right shall be assignable by Lessee separately from the Lease nor shall any Secondary ROFR Refusal Right be exercisable by any party other than Lessee except for Lessee's assignee pursuant to an assignment of the Lease in accordance with Section 14 of the Original Lease which assignee (or any affiliate thereof) is not, at the effective date of the assignment, or was not for the six (6) months preceding the effective date of the assignment, a tenant in, or otherwise an occupant of, the Building.

     7.   RIGHT OF FIRST REFUSAL - ROFR SPACE #3.
          --------------------------------------

     (a) For purposes of this Lease, the term "ROFR Space #3" shall mean that portion of the space denoted as "ROFR #3" on Exhibit A attached hereto, if any, that has not been leased to a third (3rd) party on or before December 31, 1997. This Amendment does not grant to Lessee any rights of first refusal to lease (i) all or any portion of the space so denoted as "ROFR Space #3" on said Exhibit A prior to January 1, 1998, or (ii) all or any portion of such space which is subject to a lease to a third (3rd) party as of December 31, 1997.

     (b) Commencing effective January 1, 1998, with respect to any lease for all or any portion of ROFR Space #3 which Lessor hereafter intends to enter into with a third (3rd) party, Lessor shall deliver written notice of such intent to Lessee ("Lessor's ROFR Space #3 Notice") prior to Lessor entering into any such lease. Lessor's ROFR Space #3 Notice shall state (i) the location and rentable area of the portion of ROFR Space #3 which Lessor desires to lease, (ii) the proposed lease term for such portion of ROFR Space #3, (iii) the date upon which such portion of ROFR Space #3 shall be available for occupancy, (iv) the annual rate of Base Rent per square foot of rentable area which Lessor desires to charge for such portion of ROFR Space #3, (v) the amount of all rent adjustments which Lessor desires to charge for such portion of ROFR Space #3 including, without limitation, all fixed and/or indexed adjustments to such rate and rent adjustments for operating expenses and real estate taxes for the Building and (vi) the tenant improvement allowances and Tenant Concessions, if any, which Lessor would be willing to provide to lease such portion of ROFR Space #3. Lessee shall thereupon have a right of first refusal (a "ROFR Space #3 Refusal Right") to lease all (but not less than all) of the portion of ROFR Space #3 described in said Lessor's ROFR Space #3 Notice, subject to the following terms and conditions:

          (i) Lessee shall deliver a written notice of such intent to Lessor exercising the ROFR Space #3 Refusal Right ("Lessee's ROFR Space #3 Exercise Notice") within ten (10) business days after Lessor delivers Lessor's ROFR Space #3 Notice for such ROFR Space #3 Refusal Right to Lessee; and

          (ii) Lessee's right to exercise the ROFR Space #3 Refusal Right shall be contingent upon Lessee not being in Default under the Lease, as hereby amended, either on the date Lessee exercises such ROFR Space #3 Refusal Right or, unless waived in writing by Lessor for purposes of such ROFR Space #3 Refusal Right, on the availability date specified in the applicable Lessor's ROFR Space #3 Notice for such portion of ROFR Space #3. If Lessee is not in Default under the Lease, as amended hereby, on the date Lessee exercises such ROFR Space #3 Refusal Right but is so in Default on the availability date specified in the applicable Lessor's ROFR Space #3 Notice and Lessor does not waive in writing such Default for purposes of such ROFR Space #3 Refusal Right, then, notwithstanding Lessee's exercise of such ROFR Space #3 Refusal Right, Lessee shall have no right to lease the ROFR Space #3 as a result of Lessee's exercise of such ROFR Space #3 Refusal Right.

In the event that Lessee does not timely or properly exercise a ROFR Space #3 Refusal Right, Lessor may at any time thereafter lease the applicable portion of ROFR Space #3 to any third (3rd) party tenant on substantially the same economic terms as set forth in Lessor's ROFR Space #3 Notice applicable thereto without any further rights of Lessee to lease such space, provided that Lessee's failure to timely or properly exercise such ROFR Space #3 Refusal Right shall not act as a waiver of or otherwise affect the Expansion Options granted to Lessee pursuant to Section 4 hereof nor act as a waiver of or otherwise affect any ROFR Space #3 Refusal Right as to any other portion of ROFR Space #3, any Primary ROFR Refusal Right or any Secondary ROFR Refusal Right and further provided that in the event that Lessor thereafter intends to enter into a lease with a third (3rd) party for the applicable portion of ROFR Space #3 upon economic terms materially more favorable to such tenant than those set forth in the most recent Lessor's

ROFR Space #3 Notice applicable thereto, such ROFR Space shall again become subject to Lessee's ROFR Space #3 Refusal Right as set forth in this Section 7.

     (c) If Lessee exercises a ROFR Space #3 Refusal Right, then at Lessee's option, exercised by notice to Lessor contained in Lessee's ROFR Space #3 Exercise Notice with respect to ROFR Space #3, the space actually to be leased to Lessee pursuant to Lessee's exercise of its ROFR Space #3 Refusal Right shall be relocated to Available Primary ROFR Space (as defined in Section 5(c)(i) above) located closest to the west end of the Building.

     (d) If Lessee's exercises a ROFR Space #3 Refusal Right and elects, as provided in Section 7(c) above, that the space actually to be leased to Lessee pursuant to Lessee's exercise of its ROFR #3 Refusal Right shall consist of the Available Primary ROFR Space located closest to the west end of the Building, then, in such event, the following terms and provisions shall apply:

          (i) Lessee's ROFR Space #3 Refusal Right as to the actual ROFR Space #3 itself, on the terms stated in the applicable Lessor's ROFR Space #3 Notice, shall be deemed waived and Lessor may at any time thereafter lease all or any portion of ROFR Space #3 to any third (3rd) party tenant on substantially the same economic terms as set forth in such Lessor's ROFR Space #3 Notice without any further rights of Lessee to lease ROFR Space #3, provided that in the event that Lessor thereafter intends to enter into a lease with a third (3rd) party tenant for all or any portion of ROFR Space #3 upon economic terms materially more favorable to such tenant than those set forth in such Lessor's ROFR Space #3 Notice, ROFR Space #3 shall again become subject to Lessee's ROFR Space #3 Refusal Right as set forth in this Section 7;

          (ii) Lessor shall have the right, in its sole discretion and upon notice to Lessee, to increase or decrease the size of such relocated ROFR Space #3 by an amount not to exceed ten percent (10%) of the rentable area thereof as set forth in Lessor's ROFR Space #3 Notice, to the reasonably minimal extent necessary to accommodate the actual configuration of the Available Primary ROFR Space and Lessor's then current space demising standards for comparable space in the Building, in which event all terms contained in Lessor's ROFR Space #3 Notice (including, without limitation, any Tenant Concessions) and the rent payable therefor shall be deemed automatically adjusted pro rata to such increase or decrease (except that Lessor's contribution toward the cost and expense of improving such relocated ROFR Space #3 shall be determined in accordance with Section 7(d)(vii) below) and any Option Space which remains subject to a valid and existing but unexercised Expansion Option shall be automatically relocated to the next most westerly Available Primary ROFR Space which is contiguous to the relocated ROFR Space #3. In the event that any Option Space is relocated as aforesaid, then Lessor shall have the right, in its sole discretion and upon notice to Lessee, to increase or decrease the size of such relocated Option Space by an amount not to exceed ten percent (10%) of the rentable area thereof, to the reasonably minimal extent necessary to accommodate the actual configuration of the Available Primary ROFR Space and Lessor's then current space demising and measurement standards for comparable space in the Building;

          (iii) The lease term for such applicable portion of ROFR Space #3 (as relocated to Primary ROFR Space) shall commence on the availability date specified in the applicable Lessor's ROFR Space #3 Notice and shall expire on the last day of the term of the Lease, as hereby amended;

          (iv) The Base Rent and rental adjustments payable for such Primary ROFR Space shall be determined by Lessor in its sole discretion to be at rates equal to either (A) the Base Rent and rental adjustments payable for ROFR Space #3 as set forth in the applicable Lessor's ROFR Space #3 Notice or (B) the Base Rent and rental adjustments payable under the Lease for the Original Premises for the corresponding portion of the Term. In the case where the Base Rent and rental adjustments payable for such Primary ROFR Space are determined to be as set forth in the applicable Lessor's ROFR Space #3 Notice as provided in clause (A) above, Lessee shall be entitled to receive, with respect to such Primary ROFR Space, any and all Tenant Concessions set forth in such Lessor's ROFR Space #3 Notice, except that the amount of each such Tenant Concession shall be adjusted to a sum equal to the dollar amount of such Tenant Concession per rentable square foot of ROFR Space #3, as set forth in such Lessor's ROFR Space #3 Notice, multiplied by the number of rentable square feet contained in such Primary ROFR Space, and further multiplied by a fraction (the "ROFR Space #3 Term Adjustment") whose numerator is the number of calendar months in the period commencing with the calendar month in which Lessee first occupies such Primary ROFR Space and continuing to and including the calendar month in which the Expiration Date of Term of the Lease, as amended hereby, occurs, and whose denominator is the number of calendar months contained in the proposed lease term as set forth in such Lessor's ROFR Space #3 Notice. In the case where Base Rent and rental adjustments payable for such Primary ROFR Space are determined to be as payable under the Lease for the Original Premises for the corresponding portion of the Term as provided in clause
     (B) above, Lessee shall not be entitled to receive any Tenant Concessions including, without limitation, any Tenant Concessions set forth in such Lessor's ROFR Space #3 Notice;

          (v)  For purposes of paying the rental adjustments set forth in
     Section 7(d)(iv) above as to any ROFR Space actually leased by Lessee pursuant to this Section 7(d), Lessee's Proportionate Share shall be increased effective as of the commencement date of the lease term for such ROFR Space by adding to such then effective Lessee's Proportionate Share the percentage determined by dividing the rentable area of such ROFR Space by 424,052.32 rentable square feet. For purposes of this Section 7(d), the rentable area of any ROFR Space actually leased by Lessee shall be as determined by Lessor or, at Lessor's option, Lessor's architect, in accordance with Lessor's then current space measurement standards for comparable space in the Building;

          (vi) Lessee shall not be entitled to any rental abatement for any portion of the relocated ROFR Space #3 except in the case where the Base Rent and rental adjustments payable for such relocated ROFR Space #3 are to be the same as set forth in the applicable Lessor's ROFR Space #3 Notice pursuant to Section 7(d)(iv)(A) above in which event Lessee shall be entitled to the rental abatement, if any, set forth in such Lessor's ROFR Space #3 Notice;

          (vii) Lessee shall accept the applicable portion of ROFR Space #3, as relocated, in an "as-is", "where-is" physical condition from Lessor, without any agreement, representation, credit or allowance from Lessor with respect to the improvement or condition thereof, except as set forth below in this Section 7(d)(vii). Lessee shall pay for any and all costs or expenses associated with any leasehold improvement work in such ROFR Space which shall be performed by Lessee in accordance with the terms of Section 13 of the Original Lease and upon completion of such work and Lessee's delivery of contractors affidavits and full and final waivers of lien and receipted bills covering all labor and materials expended and used for such work, Lessor shall pay to Lessee, as Lessor's contribution toward the payment of the cost and expense of improving such ROFR Space ("Lessor's ROFR Space #3 Contribution"), an amount which shall be determined as follows:

               A. in the case where the Base Rent and rental adjustments payable for such Primary ROFR Space pursuant to Section 7(d)(iv)(A) above are to be the same as set forth in the applicable Lessor's ROFR Space #3 Notice, Lessor's ROFR Space #3 Contribution shall be a sum equal to the dollar amount of tenant improvement allowance per rentable square foot of ROFR Space #3, as set forth in such Lessor's ROFR Space #3 Notice, multiplied by the number of rentable square feet contained in such Primary ROFR Space, and further multiplied by the ROFR Space #3 Term Adjustment; or

               B. in the case where the Base Rent and rental adjustments payable for such Primary ROFR Space pursuant to Section 7(d)(iv)(B) above are to be the same as for the Original Premises for the corresponding portion of the Term, Lessor's ROFR Space #3 Contribution shall be a sum equal to the dollar amount per rentable square foot of such

          Primary ROFR Space, as set forth in the column entitled "Adjusted Allowance Per Square Foot" on Lessor's Contribution Schedule corresponding to the calendar month in which Lessee first occupies such Primary ROFR Space, multiplied by the number of rentable square feet contained in such Primary ROFR Space; or

     In the event that Lessee has satisfied all conditions and requirements as set forth herein and in the Lease for the payment of Lessor's ROFR Space #3 Contribution and Lessor fails to pay in full Lessor's ROFR Space #3 Contribution to Lessee within ninety (90) days after Lessee notifies Lessor in writing that all such conditions and requirements have been satisfied and that such payment is due and owing to Lessee hereunder, and further provided that Lessee is not then in breach or default under the Lease, as amended hereby, Lessee shall, upon the expiration of said ninety (90) day period, be entitled to offset the unpaid amount of Lessor's ROFR Space #3 Contribution from the then next due installments of Base Rent thereafter payable by Lessee under the Lease, as amended hereby, until the full amount of Lessor's ROFR Space #3 Contribution has been paid or offset as provided herein; and

          (viii) All of the terms and provisions of the Lease, as amended hereby, shall apply with respect to the applicable portion of ROFR Space #3, except as otherwise provided in this Section 7 or except as same may be inconsistent with the provisions of this Section 7, and such portion of ROFR Space #3 shall be deemed to be a part of the Premises effective as of the first day of the lease term for such space.

     (e) If Lessee exercises a ROFR Space #3 Refusal Right and Lessee does not elect, as provided in Section 7(c) above, that the space actually to be leased to Lessee pursuant to Lessee's exercise of its ROFR Space #3 Refusal Right shall consist of the Available Primary ROFR Space located closest to the west end of the Building, then, in such event, the following terms and provisions shall apply:

          (i) The lease term for such applicable portion of ROFR Space #3 shall commence on the availability date specified in the applicable Lessor's ROFR Space #3 Notice and shall expire on the last day of the term of the Lease, as amended hereby;

          (ii) The Base Rent and rental adjustments payable for the applicable portion of ROFR Space #3 shall be equal to the Base Rent and rental adjustments payable for ROFR Space #3 as set forth in the applicable Lessor's ROFR Space #3 Notice and Lessee shall be entitled to receive, with respect to such portion of ROFR Space #3, any and all Tenant Concessions set forth in such Lessor's ROFR Space #3 Notice except that the amount of each such Tenant Concession shall be adjusted by a sum equal to the dollar amount of such Tenant Concession set forth in such Lessor's ROFR Space #3 Notice multiplied by the ROFR Space #3 Term Adjustment (as defined in Section 7(d)(iv) above);

          (iii)  For purposes of paying the rental adjustments set forth in
     Section 7(e)(ii) above with respect to any ROFR Space actually leased by Lessee pursuant to this Section 7(e), Lessee's Proportionate Share shall be increased effective as of the commencement date of the lease term for such ROFR Space by adding to such then effective Lessee's Proportionate Share the percentage determined by dividing the rentable area of such ROFR Space by 424,052.32 rentable square feet. For purposes of this Section 7(e), the rentable area of any ROFR Space actually leased by Lessee shall be as determined by Lessor or, at Lessor's option, Lessor's architect, in accordance with Lessor's then current space measurement standards for comparable space in the Building;

          (iv) Lessee shall not be entitled to any rental abatement for any portion of ROFR Space #3 except as otherwise set forth in the applicable Lessor's ROFR Space #3 Notice;

          (v) Lessee shall accept the applicable portion of ROFR Space #3 in an "as-is", "where-is" physical condition from Lessor, without any agreement, representation, credit or allowance from Lessor with respect to the improvement or condition thereof, except as otherwise set forth in the applicable Lessor's ROFR Space #3 Notice. Lessee shall pay for any and all costs or expenses associated with any leasehold improvement work in such ROFR Space which shall be performed by Lessee in accordance with the terms of Section 13 of the Original Lease and upon completion of such work and Lessee's delivery of contractors affidavits and full and final waivers of lien and receipted bills covering all labor and materials expended and used for such work, Lessor shall pay to Lessee, as Lessor's contribution toward the payment of the cost and expense of improving such ROFR Space ("Lessor's ROFR Space #3 Contribution"), a sum equal to the dollar amount of tenant improvement allowance per rentable square foot of ROFR Space #3, as set forth in the applicable Lessor's ROFR Space #3 Notice, multiplied by the number of rentable square feet contained in such ROFR Space #3, and further multiplied by the ROFR Space #3 Term Adjustment. In the event that Lessee has satisfied all conditions and requirements as set forth herein and in the Lease for the payment of Lessor's ROFR Space #3 Contribution and Lessor fails to pay in full Lessor's ROFR Space #3 Contribution to Lessee within ninety (90) days after Lessee notifies Lessor in writing that all such conditions and requirements have been satisfied and that such payment is due and owing to Lessee hereunder, and further provided that Lessee is not then in breach or default under the Lease, as amended hereby, Lessee shall, upon the expiration of said ninety (90) day period, be entitled to offset the unpaid amount of Lessor's ROFR Space #3 Contribution from the then next due installments of Base Rent thereafter payable by Lessee under the Lease, as amended hereby, until the full amount of Lessor's ROFR Space #3 Contribution has been paid or offset as provided herein; and

           (vi) All of the terms and provisions of the Lease, as amended hereby, shall apply with respect to the applicable portion of ROFR Space #3, except as otherwise provided in this Section 7 or except as same may be inconsistent with the provisions of this Section 7, and such portion of ROFR Space #3 shall be deemed to be a part of the Premises effective as of the first day of the lease term for such space.

     (f) If Lessee exercises a ROFR Space #3 Refusal Right, Lessor and Lessee shall execute and deliver an amendment of the Lease reflecting the lease of the applicable portion of ROFR Space #3 by Lessor to Lessee on the terms and provisions set forth in this Section, which amendment shall be executed and delivered within thirty (30) days after Lessee exercises the ROFR Space #3 Refusal Right.

     (g) The ROFR Space #3 Refusal Right shall automatically terminate and become null and void upon the earlier to occur of (1) the expiration or termination of the Lease, (2) the termination of Lessee's right to possession of the Premises, (3) the assignment of the Lease by Lessee, in whole or in part, which is not in accordance with Section 14 of the Original Lease, or which is to a party (or any affiliate thereof) who is then, or was within the preceding six
(6) months, a tenant in, or otherwise an occupant of, the Building, (4) the sublease by Lessee of the Premises, or any part thereof, which is not in accordance with Section 14 of the Original Lease, or which is to a party (or any affiliate thereof) who is then, or was within the preceding six (6) months, a tenant in, or otherwise an occupant of, the Building, or (5) the failure of Lessee to timely or properly exercise a ROFR Space #3 Refusal Right. Without limiting the foregoing, no ROFR Space #3 Refusal Right shall be assignable by Lessee separately from the Lease nor shall any ROFR Space #3 Refusal Right be exercisable by any party other than Lessee except for Lessee's assignee pursuant to an assignment of the Lease in accordance with Section 14 of the Original Lease which assignee (or any affiliate thereof) is not, at the effective date of the assignment, or was not for the six (6) months preceding the effective date of the assignment, a tenant in, or otherwise an occupant of, the Building.

     8. Extension Option. Section 37 of the Lease is hereby deleted in its entirety and the following is substituted in its place and stead:

     (a) Subject to the terms, conditions and limitations set forth in this
Section 8, Lessee is hereby granted the option to extend (the "Option to Extend") the Term of the Lease for one (1) renewal term of five (5) years commencing September 1, 2007 (the "Extension Term Commencement Date"), and expiring August 31, 2012 (the "Extension Term"), on the same terms and conditions as are contained in the Lease, as amended hereby, except as follows:

     (i) Lessor shall be under no obligation to make or pay for any further improvements to the Premises;

     (ii)  Lessee shall have no further rights under this Section 8; and

     (iii) Commencing as of the first day of the Extension Term, Base Rent and Rent Adjustments for the first Lease Year of the Extension Term shall be equal to the greater of:

           A. Ninety percent (90%) of the then current Fair Market Base Rental (as hereinafter defined) plus Lessee's Proportionate Share of Taxes and Expenses allocable to the Premises; or

           B. the then current escalated Base Rent plus Lessee's Proportionate Share of Taxes and Expenses allocable to the Premises.

If the Base Rent for the first Lease Year of the Extension Term is determined to be equal to ninety percent (90%) of the then current Fair Market Base Rental pursuant to Section 8(a)(iii)A above, then such Base Rent shall be increased by the Fair Market Escalation Rate (as hereinafter defined), compounded, on each September 1 thereafter during the remainder of the Extension Term. If the Base Rent for the first Lease Year of the Extension Term is determined to be equal to the then current escalated Base Rent pursuant to Section 8(a)(iii)B above, then the Base Rent shall be increased by two percent (2%), compounded, on each September 1 thereafter during the remainder of the Extension Term. For the purposes of this Section 8(a), "Fair Market Base Rental" shall be deemed to mean the market base rental, net of all concessions, tax and expense "stops", construction or other allowances or abatements, for comparable office space in comparable first-class office buildings in the North Michigan Avenue market of Chicago, Illinois, for lease terms equivalent to the Extension Term, in effect on the Extension Term Commencement Date, as reasonably determined by Lessor; the "Fair Market Base Rental Escalation Rate" shall be deemed to mean the annual compounded escalation percentage rate being applied to such Fair Market Base Rental for comparable office space in comparable first-class offices buildings in the North Michigan Avenue market of Chicago, Illinois, for lease terms equivalent to the Extension Term, in effect on the Extension Term Commencement Date, as reasonably determined by Lessor; and the "North Michigan Avenue market of Chicago, Illinois" shall be deemed to mean the area bounded by Lake Shore Drive to the east, the Chicago River to the south, State Street to the west and Oak Street to the north, together with the area bounded by Columbus Drive to the east, Randolph Street to the south, Michigan Avenue to the west and the Chicago River to the north. In the event that a dispute arises as to the reasonableness of Lessor's determination of Fair Market Base Rental or Fair Market Base Rental Escalation Rate, or both, (which, for purposes of ascertaining whether Lessor's determination was reasonable, shall be deemed to have been made on the date Lessor delivered notice of such determination to Lessee) and such dispute is not resolved, either by agreement of the parties or by the issuance of a final, unappealable order of a court of competent jurisdiction, prior to the Extension Term Commencement Date, then for the period commencing on the Extension Term Commencement Date and continuing to and including the date such dispute is resolved, either by agreement of the parties or by the issuance of a final, unappealable order of a court of competent jurisdiction, the Base Rent and the annual increases thereof payable by Lessee during such period shall be as determined by Lessor as provided above. In the event such resolution of such dispute results in an agreement by the parties or a determination in such court order that the Fair Market Base Rental or the Fair Market Base Rental Escalation Rate, or both, are lower than as determined by Lessor as provided above, such lower rate or rates shall be used to determine the Base Rent and the annual increases thereof payable by Lessee during the Extension Term as provided above, retroactive to the Extension Term Commencement Date, and, provided that Lessee is not then in Default under the Lease, as amended hereby, Lessee shall be entitled to offset the amount of any Base Rent overpaid by Lessee during such period against the then next due installments of Base Rent payable by Lessee hereunder until the full amount of such overpayment has been offset as provided herein. In the event such resolution of such dispute results in an agreement by the parties or a determination in such court order that neither the Fair Market Base Rental nor the Fair Market Base Rental Escalation Rate are lower than as determined by Lessor as provided above, the Base Rent and the annual increases thereof payable by Lessee during the Extension Term shall be as determined by Lessor as provided above.

     (b) Notwithstanding anything to the contrary contained in this Section 8, Lessee's right to exercise the Option to Extend shall be contingent upon Lessee not being in Default under the Lease, as amended hereby, either on the date that Lessee exercises the Option to Extend or, unless waived in writing by Lessor for purposes of the Option to Extend, on the Extension Term Commencement Date. If Lessee is not in Default under the Lease, as amended hereby on the date that Lessee exercises the Option to Extend but is so in Default on the Extension Term Commencement Date and Lessor does not waive in writing such Default for purposes of the Option to Extend, then, notwithstanding Lessee's exercise of the Option to Extend, the Option to Extend shall be deemed to be terminated and of no force and effect and the Term of the Lease shall expire or be terminated in accordance with terms of the Lease as if Lessee had not been granted the Option to Extend pursuant to this Section 8.

     (c) In order to exercise the Option to Extend, Lessee shall deliver to Lessor written notice of such exercise ("Lessee's Extension Option Exercise Notice") prior to March 1, 2006 (the "Extension Option Deadline"), and otherwise satisfy the terms and conditions of this Section 8, or the Option to Extend shall lapse and be of no further force or effect.

     (d) Lessee may, by notice given to Lessor not later than December 1, 2005, request Lessor to provide Lessee with an estimate of the Fair Market Base Rental and Fair Market Base Rental Escalation Rate that Lessor then believes in good faith is likely to be in effect on the

Extension Term Commencement Date and, in such case, (i) Lessor shall provide Lessee with such estimate on or before February 15, 2006, and (ii) except as otherwise expressly provided herein, such estimate shall be deemed to be the then current Fair Market Base Rental and Fair Market Base Rental Escalation Rate for purposes of determining Base Rent and the annual increases thereof during the Extension Term pursuant to Section 8(a)(iii)A above.

     (e) The provisions of this Section shall apply to the entire Premises leased by Tenant hereunder as of the day immediately preceding the Extension Term Commencement Date including, without limitation, any and all Option Space, Primary ROFR Space, Secondary ROFR Space and ROFR Space #3 actually leased by Lessee pursuant to the Fourth Amendment.

     (f) In consideration of Lessor agreeing to provide that the lease term for any and all ROFR Space leased pursuant to Lessee's exercise of any Primary ROFR Refusal Right, any Secondary ROFR Refusal Right and/or any ROFR Space #3 Refusal Right (individually and collectively, any "Refusal Right") shall expire on the last day of the Term of the Lease, as amended hereby, it is agreed that in the event that (i) Lessee shall have actually leased any ROFR Space as a result of exercising any such Refusal Right, (ii) the Term of the Lease, as amended hereby, is terminated prior to the Expiration Date or is not extended pursuant to the Option to Extend and (iii) the expiration date of the lease term for such ROFR Space as set forth in the applicable Lessor's Notice exercising such Refusal Right was later than the last day of the Term of the Lease, as amended hereby, Lessee shall pay to Lessee a sum (the "Termination Fee") equal to the aggregate amount of Base Rent and the Rent Adjustment due and payable under the Lease, as amended hereby, for the last twelve (12) full calendar months immediately preceding the Expiration Date with respect to any and all such leased ROFR Space for which the applicable Lessor's Notice specified a termination date later than the last day of the Term of the Lease, as amended hereby, but not with respect to any other portion of the Premises, provided that for purposes of calculating the Termination Fee in the event the Lease is terminated prior to the Expiration Date, the aggregate amount of Base Rent and Rent Adjustment due and payable for such twelve (12) month period shall be determined as if the Lease had not been so terminated. If the Lease is not extended pursuant to the Extension Option because Lessee does not properly exercise the Option to Extend prior to the Extension Option Deadline, the Termination Fee, if any, shall be due and payable on or before April 1, 2006. If the Term of the Lease is not extended pursuant to the Extension Option as a result of a Default being in existence on the Extension Term Commencement Date or if the Lease is terminated prior to the Expiration Date as a result of the existence of a Default, the Termination Fee, if any, shall be due and payable within seven (7) days after Lessee receives notice from Lessor of the termination of either the Extension Option or the Lease, as the case may be. The Termination Fee, if any, payable by Lessee pursuant to this Section 8(f) shall be in addition to, and not in lieu of, any other amounts payable by Lessee under the Lease, as amended hereby, including, without limitation, Base Rent, Rent Adjustment and damages (liquidated or otherwise) payable by reason of Lessor's exercise of its remedies upon Default by Lessee.

     9. TERMINATION OPTION. Any and all rights of Lessee to terminate the Lease as set forth in Section 43 of the Original Lease, Section 6 of the First Amendment and Section 5 of the Third Amendment are hereby deleted and shall be of no further force and effect.

     10. TENANT IMPROVEMENT ALLOWANCE. In consideration for entering into this Fourth Amendment, and subject to the terms, conditions and limitation set forth in this Section 10, Lessor shall make a contribution in the amount of Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) ("Lessor's Contribution") toward payment of the cost and expense of Lessee refurbishing the Premises (or any portion thereof) within ninety (90) days after Lessee's written request for such contribution is delivered to Lessor, provided such request is delivered not earlier than September 1, 1999, and not later than August 31, 2001. Lessee's right to receive payment of Lessor's Contribution shall be contingent upon (a) Lessee not being in default or breach under the Lease, as amended hereby, at the time Lessee so requests payment and (b) Lessee, at such time, having completed the work for which Lessor's Contribution is being so requested in accordance with the terms of Section 13 of the Original Lease and having submitted to Lessor contractors affidavits and full and final waivers of lien and receipted bills for labor and materials expended and used for such work. In the event that Lessee has satisfied all conditions and requirements as set forth herein and in the Lease for the payment of Lessor's Contribution and Lessor fails to pay in full Lessor's Contribution to Lessee within ninety (90) days after Lessee's request therefor as aforesaid and provided that Lessee is not then in breach or default under the Lease, as amended hereby, Lessee shall, upon the expiration of said ninety (90) day period, be entitled to offset the unpaid amount of Lessor's Contribution from the then next due installments of Base Rent thereafter payable by Lessee under the Lease, as amended hereby, until the full amount of Lessor's Contribution has been paid or offset as provided herein. In the event Lessee fails to deliver such request for Lessor's Contribution as required hereby on or before August 31, 2001, Lessee's right to request Lessor's Contribution shall be deemed waived and of no further force and effect and Lessor shall be relieved of any obligation to make Lessor's Contribution.

     11. BROKER. Lessee represents to Lessor that Lessee has not dealt with any real estate broker, salesperson or finder in connection with this Amendment other than Golub & Company (the "Broker"), and no other such person initiated or participated in the negotiation of this Amendment or is entitled to any commission in connection herewith. Lessee hereby agrees to indemnify, defend and hold Lessor, its property manager and their respective employees harmless from and against any and all liabilities, claims, demands, actions, damages, costs and expenses (including attorneys' fees) arising from a claim for a fee or commission made by any broker (other than the Broker), claiming to have acted by or on behalf of Lessee in connection with this Amendment.

     12. SUBMISSION. Submission of this Amendment by Lessor or Lessor's agent, or their respective agents or representatives, to Lessee for examination and/or execution shall not in any manner bind Lessor and no obligations on Lessor shall arise under this Amendment unless and until this Amendment is fully signed and delivered by Lessor and Lessee; provided, however, the execution and delivery by Lessee of this Amendment to Lessor or Lessor's agent, or their respective agents or representatives, shall constitute an irrevocable offer by Lessee on the terms and conditions herein contained, which offer may not be revoked for fifteen (15) days after such delivery.

     13. EFFECT OF AMENDMENT. As amended by this Amendment, the Lease shall remain in full force and effect.

     14. EXCULPATORY PROVISIONS. It is expressly understood and agreed by and between the parties hereto, anything herein to the contrary notwithstanding, that each and all of the representations, warranties, covenants, undertakings and agreements herein made on the part of Lessor while in form purporting to be the representations, warranties, covenants, undertakings and agreements of Lessor are nevertheless each and every one of them made and intended, not as personal representations, warranties, covenants, undertakings and agreements by Lessor or for the purpose of or with the intention of binding Lessor personally, but are made and intended for the purpose only of subjecting Lessor's interest in the Office Area and the Premises to the terms of this Amendment and for no other purposes whatsoever, and in case of default hereunder by Lessor (or default through, under or by any of its beneficiaries, or agents or representatives of said beneficiaries), Lessee shall look solely to the interest of Lessor in said Office Area, and this Amendment is executed and delivered by Lessor not in its own right, but solely in the exercise of the powers conferred upon it as such Trustee; that the Lessor shall have no personal liability to pay any indebtedness accruing hereunder or to perform any covenant, either express or implied, herein contained and no liability or duty shall rest upon Lessor to sequester the trust estate or the rent, issues and profits arising therefrom, or the proceeds arising from any sale or other responsibility of any sort is assumed by, nor shall at any time be asserted or enforceable against, said Lessor, American National Bank and Trust Company of Chicago, a national banking association, individually or personally, but only as Trustee under the provisions of a Trust Agreement dated May 2, 1989 and known as Trust No. 108237-06, on account of this Amendment or on account of any representation, warranty, covenant, undertaking or agreement of Lessor in this Amendment contained, either express or implied, all such personal liability, if any, being expressly waived and released by Lessee and by all persons claiming by, through or under Lessee.

     15. RECORDING. The parties will expeditiously execute and record the Memorandum of Amendment in the form attached hereto as Exhibit B and made a part hereof.

     16. SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT. Lessor shall cause to be executed and delivered to Lessee, a subordination, nondisturbance and attornment agreement from the current holder of the First Mortgage, in the form attached hereto as Exhibit D and made a part hereof, and Lessee agrees to execute and deliver such agreement to such holder. It is agreed by Lessor and Lessee that in the event of a conflict between the provisions of the second (2nd) sentence of the first (lst) paragraph of Section 19 of the Original Lease and the provisions of the third (3rd) paragraph of said Section 19, the provisions of said third (3rd) paragraph shall prevail and control.

  IN WITNESS WHEREOF, this Amendment is executed as of the day and year aforesaid.

LESSEE:                                     LESSOR:
- ------                                      ------

PLAYBOY ENTERPRISES, INC.,                  AMERICAN NATIONAL BANK AND
a Delaware corporation                      TRUST COMPANY OF CHICAGO,
                                            not personally, but solely as
                                            Trustee under as aforesaid



By: /s/ Howard Shapiro                      By: /s/ Gregory S. Kasprzyk
   --------------------------------             --------------------------------
   Title: Executive V.P.                        Title:  Assistant Vice President
          -------------------------                   --------------------------

                                   EXHIBIT A
                                   ---------

                           FLOOR PLAN OF 14TH FLOOR
                           ------------------------
                    SHOWING OPTION SPACE AND ROFR SPACE #3
                    --------------------------------------

[FLOOR PLAN OF LAKE SHORE PLACE]

                                                                 [LOGO OF GOLUB]

                                  EXHIBIT A-1
                                  -----------
                           FLOOR PLAN OF 14TH FLOOR
                           ------------------------
                   SHOWING PRIMARY AND SECONDARY ROFR SPACE
                   ----------------------------------------


                                     A-1-1

                              PRIMARY ROFR SPACE
                                (HATCHED AREA)

[FLOOR PLAN OF LAKE SHORE PLACE]

                                                                 [LOGO OF GOLUB]

                             SECONDARY ROFR SPACE
                                (HATCHED AREA)


                  [FLOOR PLAN OF LAKE SHORE PLACE]

                                                                 [LOGO OF GOLUB]

                                This space reserved for Recorder's use only.
                             --------------------------------------------------

                        MEMORANDUM OF FOURTH AMENDMENT
                        ------------------------------

     THIS MEMORANDUM OF FOURTH AMENDMENT ("Memorandum") is made as of this 6th day of August, 1996, between AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, not individually, but solely as Trustee under Trust Agreement dated May 2, 1989 and known as Trust No. 108237-06 (herein called the "Lessor") and PLAYBOY ENTERPRISES, INC., a Delaware corporation (herein called the "Lessee"). Capitalized terms used herein shall have the same meaning as set forth in the Lease (defined below) unless expressly defined herein or the context clearly indicates to the contrary.


                             W I T N E S S E T H:
                             - - - - - - - - - -

     Lessor is the owner of a certain mixed used building located in Cook County, Illinois, of which one or more of four components as are legally described in Exhibit A attached hereto, as may be affected by this Memorandum. The components are defined in Exhibit A as the Office Parcel, the Lot 1 Parcel, the Skylight Parcel and the Garage Parcel.

     The building containing the four components is now commonly known as 680 North Lake Shore Drive, Chicago, Illinois.

     Lessor has leased to Lessee a portion of the Office Parcel consisting of the entire fifteenth (15th) and sixteenth (16th) floors (the "Premises") together with certain rights and privileges with respect to the Skylight Parcel, the Garage Parcel and the Lot 1 Parcel for the Term and upon and subject to the covenants, provisions and conditions contained in that certain Office Lease dated as of April 7, 1988 entered into between the parties hereto, or their predecessors-in-interest, (the "Lease") and as such document has been amended by those certain Amendments dated October 26, 1989, June 1, 1992, August 30, 1993 and August 6, 1996 (the "Amendments") between Lessor and Lessee. The Amendments and all of their respective covenants, provisions and conditions are by this reference expressly incorporated herein and made a part of this Memorandum of Amendment and all shall take notice thereof whether or not hereinafter more particularly described. The Amendments' covenants and provisions affecting all Parcels are binding on the Lessor and its successors and assigns as owners of any said Parcels.

     Without limitation, it is hereby disclosed that the Fourth Amendment includes terms and provisions which (among other things) (a) provided that Lessor grants to Lessee certain expansion rights and rights of first refusal on certain office space on the 14th floor of the Building, and (b) contemplate that the existence of this Fourth Amendment be disclosed and reference made to its terms and provisions by means of this Memorandum.

     Lessee hereby appoints Lessor as its attorney-in-fact to record a Release of this Memorandum executed by Lessor for itself and on Lessee's behalf, upon the occurrence of any one of the following:

           I. Expiration of the Lease at either August 31, 2007, or August 31, 2012, or otherwise according to its terms; or

          II.  Termination of the Lease; or

         III. Issuance of a nonappealable final order of any court with jurisdiction over the Premises granting possession of the Premises to Lessor; or

          IV. Ninety (90) days after written notice from Lessor to Lessee that Lessor intends to record such Release, because Lessee has voluntarily abandoned the Premises, it being acknowledged that, for the purposes of this paragraph "abandoned" does not include an approved subletting or assignment.

     In addition, Lessee hereby appoints Lessor as its attorney-in-fact to record a Release of this Memorandum as to the Garage Parcel in the event Lessor or its successors or assigns exercises its option under the Lease to purchase such parking rights from Lessee.

     This Memorandum and the Fourth Amendment are expressly subject to an subordinate to the Easements (as defined in the Lease) and to any and all mortgages now or hereafter encumbering the Office Parcel, and Lot 1 Parcel, the Garage Parcel or the Skylight Parcel.

     Lessor and Lessee have entered into this Memorandum of Fourth Amendment-in order that third parties may have notice of the existence of the Amendment and some of its specific provisions. This Memorandum of Amendment is not intended to amend, modify or otherwise change the terms and conditions of the Lease or the Fourth Amendment nor shall provisions of this Memorandum of Fourth Amendment be used in interpreting the provisions of the Lease or the Fourth Amendment. In the event of a conflict between this Memorandum of Fourth Amendment and the Fourth Amendment, the Fourth Amendment shall control.

     IN WITNESS WHEREOF, the parties have executed this Memorandum of Fourth Amendment as of the date and year first above written.

                                    AMERICAN NATIONAL BANK
                                    AND TRUST COMPANY OF CHICAGO,
                                    not individually, but solely as
                                    Trustee as aforesaid


Attest: /s/ Gregory S. Kasprzyk     By: /s/ Michael Whelan
       -------------------------        ---------------------------
Name:  Gregory S. Kasprzyk          Name: Michael Whelan
       ------------------------           -------------------------
Title: Assistant Secretary          Title:    VP
       ------------------------            ------------------------

                                    PLAYBOY ENTERPRISES, INC.,
                                    a Delaware corporation

Attest: /s/ Robert D. Campbell      By: /s/ Howard Shapiro
       -------------------------        ---------------------------
Name:  Robert D. Campbell           Name: Howard Shapiro
       ------------------------           -------------------------
Title: Asst. Secretary              Title: Exec. V.P.
       ------------------------            ------------------------

THIS DOCUMENT PREPARED BY
AND AFTER RECORDING RETURN TO:

Elizabeth H. Belkin, Esq.
Rudnick & Wolfe
203 North LaSalle Street
Suite 1800
Chicago, Illinois  60601
Box 416

This instrument is executed by the undersigned Land Trustee, not personally but solely as Trustee in the exercise of the power and authority conferred upon and vested in it as such Trustee. It is expressly understood and agreed that all the warranties, indemnities, representations, covenants, undertakings and agreements herein made on the part of the Trustee are undertaken by it solely in its capacity as Trustee and not personally. No personal liability or personal responsibility is assumed by or shall at any time be asserted or enforceable against the Trustee on account of any warranty, indemnity, representation, covenant, undertaking or agreement of the Trustee in this instrument.

STATE OF ILLINOIS)
                 ) ss.
COUNTY OF COOK   )


      I, JENIFER Y. CHESSE, a Notary Public in and for said County in the State aforesaid, do hereby certify that GREGORY S. KASPRZYK, the ASSISTANT SECRETARY of AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, a national banking association, as Trustee as aforesaid, MICHAEL WHELAN the VICE PRESIDENT of said Bank, who are personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such respective officers appeared before me this day in person and acknowledged that they signed and delivered the said instrument as their own free and voluntary act and as the free and voluntary act of said Bank, as Trustee, for the uses and purposes therein set forth; and the said ______________ then and there did acknowledge that (s)he, as custodian of the seal of sale Bank, did affix the seal of said Bank to said instrument as his/her free and voluntary act and as the free and voluntary act of said Bank, as Trustee, for the uses and purposes therein set forth.

  Given under my hand and notarial seal this LAND TRUST day of AUGUST on the 8th 1996.

OFFICIAL SEAL
JENIFER Y. CHESSE
NOTARY PUBLIC STATE OF ILLINOIS               /s/ Jenifer Y. Chesse
My Commission Expires 11/01/99                ----------------------------------
                                              Notary Public


My Commission Expires:


- ---------------------------

STATE OF ILLINOIS  )
                   ) ss.
COUNTY OF COOK     )

     I, Sue Ann Dickey, a Notary Public in and for said County, in the State aforesaid, do hereby certify that Howard Shapiro and Robert D. Campbell, Assistant Secretary of PLAYBOY ENTERPRISES, INC., a Delaware corporation, both personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such respective officer, appeared before me this day in person and acknowledged that they signed and delivered the said instrument as their own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth therein; and the latter office also then and there did acknowledge that (s)he, as custodian of the corporate seal of said corporation, affixed the same to the foregoing instrument as his/her free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes set forth therein.

     Given under my hand and notarial seal this 7th day of August, 1996.


                                        /s/ Sue Ann Dickey
                                        -------------------------------------
                                        Notary Public

                                               "OFFICIAL SEAL"
                                               Sue Ann Dickey
My Commission Expires:                  Notary Public, State of Illinois
November 1, 1996                       My Commission Expires 11/1/96
- --------------------------------

                  EXHIBIT A TO MEMORANDUM OF FOURTH AMENDMENT
                  -------------------------------------------
                               LEGAL DESCRIPTION
                               -----------------

THE "OFFICE PARCEL"
- ------------------

LOTS 5, 10, 12, 13, 14, 16 AND 17 IN PAUL'S SUBDIVISION OF THE LAND, PROPERTY AND SPACE IN PART OF LOTS 5 AND 6 AND THE TRACT MARKED ALLEY LYING BETWEEN SAID LOTS 5 AND 6 OF COUNTY CLERK'S DIVISION OF THE UNSUBDIVIDED ACCRETIONS LYING EAST OF AND ADJOINING THE SUBDIVIDED PARTS OF BLOCKS 43, 44 AND 54 WITH OTHER LANDS IN KINZIE'S ADDITION TO CHICAGO IN THE NORTH 1/2 OF SECTION 10, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN (EXCEPTING FROM LOT 12 THAT PART TAKEN FOR 666 PRIVATE GARAGE CONDOMINIUM RECORDED AS DOCUMENT 26827972 IN COOK COUNTY, ILLINOIS).
PIN 17-10-202-064

THE "LOT 1 PARCEL"
- -----------------

LOT 1 IN PAUL'S SUBDIVISION OF THE LAND, PROPERTY AND SPACE IN PART OF LOTS 5 AND 6 AND THE TRACT MARKED ALLEY LYING BETWEEN SAID LOTS 5 AND 6 OF COUNTY CLERK'S DIVISION OF THE UNSUBDIVIDED ACCRETIONS LYING EAST OF AND ADJOINING THE SUBDIVIDED PARTS OF BLOCKS 43, 44 AND 54 WITH OTHER LANDS IN KINZIE'S ADDITION TO CHICAGO IN THE NORTH 1/2 OF SECTION 10, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN (EXCEPTING FROM THE ABOVE DESCRIBED THAT PART OF LOT 1 DESCRIBED ON EXHIBIT C TO THE FIRST AMENDMENT TO THE GRANT, DECLARATION AND RESERVATION OF EASEMENTS RECORDED NOVEMBER 10, 1982 AS DOCUMENT 26407240).
PIN: 17-10-202-060

THE "SKYLIGHT PARCEL"
- --------------------

THAT PORTION OF LOT 22 IN PAUL'S SUBDIVISION OF THE LAND, PROPERTY AND SPACE IN PART OF LOTS 5 AND 6 AND THE TRACT MARKED ALLEY LYING BETWEEN SAID LOTS 5 AND 6 OF COUNTY CLERK'S DIVISION OF THE UNSUBDIVIDED ACCRETIONS LYING EAST OF AND ADJOINING THE SUBDIVIDED PARTS OF BLOCKS 43, 44 AND 54 WITH OTHER LANDS IN KINZIE'S ADDITION TO CHICAGO IN THE NORTH 1/2 OF SECTION 10, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, DEPICTED AS THE "RESTRICTED ZONE", ON SHEET 17 OF THE PLAT OF SUBDIVISION OF SUCH LOT 22.
PART OF PIN: 17-10-202-081

                                     B-A-1

THE "GARAGE PARCEL"
- -------------------

LOT 6 IN PAUL'S SUBDIVISION OF THE LAND, PROPERTY AND SPACE IN PART OF LOTS 5 AND 6 AND THE TRACT MARKED ALLEY LYING BETWEEN SAID LOTS 5 AND 6 OF COUNTY CLERK'S DIVISION OF THE UNSUBDIVIDED ACCRETIONS LYING EAST OF AND ADJOINING THE SUBDIVIDED PARTS OF BLOCKS 43, 44 AND 54 WITH OTHER LANDS IN KINZIE'S
ADDITION TO CHICAGO IN THE NORTH 1/2 OF SECTION 10, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, AND EXCEPTING FROM LOT 6 THAT PART TAKEN FOR 666 PRIVATE GARAGE CONDOMINIUM RECORDED AS DOCUMENT 26827972, IN COOK COUNTY, ILLINOIS.
PIN: 17-10-202-084

COMMONLY KNOWN AS 680 NORTH LAKE SHORE DRIVE, CHICAGO, ILLINOIS.



                                     B-A-2

                                  EXHIBIT C
                                  ---------

              SCHEDULE OF LESSOR'S CONTRIBUTION (PER SOUARE FOOT)
              ---------------------------------------------------
                 TOWARD IMPROVEMENTS TO OPTION AND ROFR SPACE
                -----------------------------------------------

PERIOD                          ADJUSTED                            PERIOD                         ADJUSTED
                                ALLOWANCE                                                          ALLOWANCE
                                PER SQUARE FOOT                                                    PER SQUARE FOOT

SEPTEMBER       1996            $          40.00
OCTOBER         1996            $          40.00
NOVEMBER        1996            $          40.00
DECEMBER        1996            $          40.00

JANUARY         1997            $          40.80                    JANUARY         2002           $          27.11
FEBRUARY        1997            $          40.80                    FEBRUARY        2002           $          26.71
MARCH           1997            $          40.80                    MARCH           2002           $          26.31
APRIL           1997            $          40.80                    APRIL           2002           $          25.91
MAY             1997            $          40.80                    MAY             2002           $          25.51
JUNE            1997            $          40.80                    JUNE            2002           $          25.11
JULY            1997            $          40.80                    JULY            2002           $          24.72
AUGUST          1997            $          40.80                    AUGUST          2002           $          24.32
SEPTEMBER       1997            $          40.80                    SEPTEMBER       2002           $          23.92
OCTOBER         1997            $          40.80                    OCTOBER         2002           $          23.52
NOVEMBER        1997            $          40.80                    NOVEMBER        2002           $          23.12
DECEMBER        1997            $          40.80                    DECEMBER        2002           $          22.72

JANUARY         1998            $          41.62                    JANUARY         2003           $          22.77
FEBRUARY        1998            $          41.62                    FEBRUARY        2003           $          22.36
MARCH           1998            $          41.62                    MARCH           2003           $          21.96
APRIL           1998            $          41.62                    APRIL           2003           $          21.55
MAY             1998            $          41.25                    MAY             2003           $          21.14
JUNE            1998            $          40.88                    JUNE            2003           $          20.74
JULY            1998            $          40.51                    JULY            2003           $          20.33
AUGUST          1998            $          40.14                    AUGUST          2003           $          19.92
SEPTEMBER       1998            $          39.77                    SEPTEMBER       2003           $          19.52
OCTOBER         1998            $          39.41                    OCTOBER         2003           $          19.11
NOVEMBER        1998            $          39.04                    NOVEMBER        2003           $          18.70
DECEMBER        1998            $          38.67                    DECEMBER        2003           $          18.30

JANUARY         1999            $          39.07                    JANUARY         2004           $          18.25
FEBRUARY        1999            $          38.69                    FEBRUARY        2004           $          17.83
MARCH           1999            $          38.32                    MARCH           2004           $          17.42
APRIL           1999            $          37.94                    APRIL           2004           $          17.00
MAY             1999            $          37.56                    MAY             2004           $          16.59
JUNE            1999            $          37.19                    JUNE            2004           $          16.18
JULY            1999            $          36.81                    JULY            2004           $          15.76
AUGUST          1999            $          36.44                    AUGUST          2004           $          15.35
SEPTEMBER       1999            $          36.06                    SEPTEMBER       2004           $          14.93
OCTOBER         1999            $          35.63                    OCTOBER         2004           $          14.52
NOVEMBER        1999            $          35.31                    NOVEMBER        2004           $          14.10
DECEMBER        1999            $          34.94                    DECEMBER        2004           $          13.69

JANUARY         2000            $          35.25                    JANUARY         2005           $          13.54
FEBRUARY        2000            $          34.87                    FEBRUARY        2005           $          13.11
MARCH           2000            $          34.48                    MARCH           2005           $          12.69
APRIL           2000            $          34.10                    APRIL           2005           $          12.27
MAY             2000            $          33.72                    MAY             2005           $          11.85
JUNE            2000            $          33.34                    JUNE            2005           $          11.42
JULY            2000            $          32.95                    JULY            2005           $          11.00
AUGUST          2000            $          32.57                    AUGUST          2005           $          10.58
SEPTEMBER       2000            $          32.19                    SEPTEMBER       2005           $          10.15
OCTOBER         2000            $          31.80                    OCTOBER         2005           $           9.73
NOVEMBER        2000            $          31.42                    NOVEMBER        2005           $           9.31
DECEMBER        2000            $          31.04                    DECEMBER        2005           $           8.88

JANUARY         2001            $          31.27                    JANUARY         2006           $           8.63
FEBRUARY        2001            $          30.88                    FEBRUARY        2006           $           8.20
MARCH           2001            $          30.48                    MARCH           2006           $           7.77
APRIL           2001            $          30.09                    APRIL           2006           $           7.34
MAY             2001            $          29.70                    MAY             2006           $           6.90
JUNE            2001            $          29.31                    JUNE            2006           $           6.47
JULY            2001            $          28.92                    JULY            20O6           $           6.04
AUGUST          2001            $          28.53                    AUGUST          2006           $           5.61
SEPTEMBER       2001            $          28.14                    SEPTEMBER       2006           $           5.18
OCTOBER         2001            $          27.75                    OCTOBER         2006           $           4.76
NOVEMBER        2001            $          27.36                    NOVEMBER        2006           $           4.32
DECEMBER        2001            $          26.97                    DECEMBER        2006           $           3.88

                                                                    JANUARY         2007           $           3.52
                                                                    FEBRUARY        2007           $           3.08
                                                                    MARCH           2007           $           2.64
                                                                    APRIL           2007           $           2.20
                                                                    MAY             2007           $           1.76
                                                                    JUNE            2007           $           1.32
                                                                    JULY            2007           $           0.88
                                                                    AUGUST          2007           $           0.44

                                   EXHIBIT D
                                   ---------

                    FORM OF SUBORDINATION, NON-DISTURBANCE
                    --------------------------------------
                           AND ATTORNMENT AGREEMENT
                           ------------------------

July 29, 1996 11:26am
ANBCORE.SUB

PREPARED BY:
STEPHEN H. MALATO, ESQ.                     Address:
Hinshaw & Culbertson                                 --------------------------
222 North LaSalle Street                             --------------------------
Chicago, Illinois 60601                              --------------------------


                     SUBORDINATION, NON-DISTURBANCE AND
                     ----------------------------------
                             ATTORNMENT AGREEMENT
                             --------------------

     THIS Subordination, Non-Disturbance and Attornment Agreement made this ___ day of ____________, 19__ between AMERICAN NATIONAL BANK & TRUST COMPANY OF CHICAGO, a national banking association ("Mortgagee") and ______________________ _______________, a ______________________ Corporation ("Tenant").

                                   RECITALS
                                   --------

     A. Pursuant to the terms and conditions of lease agreement dated _________, 19__ between _______________, as landlord ("Landlord") and Tenant, as tenant, ("Lease Agreement"), Tenant leased from Landlord the premises legally described on Exhibit "A" attached hereto and made a part hereof ("Leased Premises").

     B. To evidence a loan made by Mortgagee to ________________________________ ("Mortagor") in the principal amount of ______________________ DOLLARS ($______) ("Loan"), Mortgagor executed its note dated ______________, 19__, payable to the order of Mortgagee, and as security, its mortgage encumbering the premises legally described on Exhibit "B" attached hereto and made a part hereof ("Mortgaged Premises"), in favor of Mortgagee, recorded in the Office of the Recorder of Deeds of _______ County, Illinois as Document Number ___________ ("Mortgage"). The Leased Premises is a part of the Mortgaged Premises.

     C. It is a condition of the documents which evidence and secure the Loan ("Loan Documents") that all leases and other occupancy agreements for space in the Mortgaged Premises are and shall be subordinated to the lien of the Mortgage.

     D. Tenant has requested that Mortgagee agree that upon Tenant's performance of all of the terms, covenants, conditions and agreements required of it pursuant to the Lease Agreement, Tenant's possession of the Leased Premises will not be disturbed.

     NOW, THEREFORE, in consideration of the mutual covenants, agreements and promises herein contained, the sufficiency of which is hereby acknowledged, IT IS HEREBY AGREED AS FOLLOWS:

     1. The Lease Agreement is and shall continue hereafter to be subject and subordinate to the lien of the Mortgage and the other Loan Documents, subject, however, to the provisions of this agreement.

     2. In the event that Mortgagee or its successors, assigns, nominees or any other party claiming by, through or under Mortgagee (collectively "Successors") shall take possession of the Leased Premises by foreclosure, deed in lieu of foreclosure or otherwise and Tenant is not then in default (beyond any grace period set forth in the Lease Agreement for curing the same) of any covenant or condition of the Lease Agreement to be performed by Tenant, Tenant shall peaceably hold and enjoy the Leased Premises for the remainder of the unexpired term (including any extensions thereof), which possession shall be without hinderance or interruption.

     3. Tenant shall not be joined as a party-defendant in any action or proceeding which may be instituted or taken by Mortgagee by reason of any default under the Loan Document.

     4. In the event Mortgagee or Successors shall succeed to the rights of Landlord pursuant to the Lease Agreement:

          a). Tenant will attorn to Mortgagee or Successors and will perform, for the benefit of Mortgagee or Successors, all of the terms, covenants and conditions contained in the Lease Agreement to be kept and performed by it and shall, at the request of Mortgagee or Successors, execute and deliver a written agreement of attornment; and

          b). Mortgagee or Successors shall not be (i) liable for any act or omission of any prior landlord (including Landlord); (ii) subject to any offsets or defenses which Tenant may have against Landlord or any prior landlord; (iii) bound by any prepayment of rent or additional rent which Tenant may have paid for more than the current month to Landlord or any prior landlord, or (iv), bound by any amendment or change in any material term of the Lease Agreement or by any waiver of any material obligation under the Lease Agreement unless the Mortgagee has, by written instrument, agreed to such amendment or change of waiver.

     5. The term "Mortgagee" shall mean the holder of Mortgagee (as the same may be assigned from time to time) and the term "Mortgage" shall mean Mortgage (as the same may be renewed, modified, replaced, extended or consolidated with mortgages placed on Entire Premises, dated subsequent to the date of Lease Agreement).

     6. Any and all notices to be given pursuant hereto shall be sufficient if in writing and delivered personally or mailed by United States certified or registered mail, postage prepaid, addressed to Mortgagee and Tenant as follows:

               If to Mortgagee, at: 33 North LaSalle Street, Chicago, Illinois 60602, with a copy to Hinshaw & Culberton, 222 North LaSalle Street, Chicago, Illinois 60601, Attention: Stephen A. Malato; and

               If to Tenant, at: _________________________________, with a copy thereof to ___________________________.

All notices served by mail shall be deemed to have been received three (3) days following the postmark dates thereof.

     7. This agreement and the covenants conditions and promises herein contained shall inure to the benefit of and be binding Mortgagee and Tenant, and their respective successors, assigns, grantees and legal representatives.

IN WITNESS WHEREOF, Mortgagee and Tenant have caused this agreement to be executed by their duly authorized officers and their respective corporate seals to be affixed hereto, as of the day and year first above written.

Mortgagee:
- ---------


                                       AMERICAN NATIONAL BANK & TRUST
                                       COMPANY OF CHICAGO, a national banking
                                       association


                                       By____________________________________
                                           Title:


ATTEST:

_____________________________
Title:

Tenant:
- ------                                ________________________


                                      By:_____________________
                                          Title:

STATE OF _______________ )
                         ) SS.
COUNTY OF ______________ )

     The undersigned, a Notary Public in and for said County, in the State aforesaid, DOES HEREBY CERTIFY that ____________________, of AMERICAN NATIONAL BANK & TRUST COMPANY OF CHICAGO, a national banking association ("Mortgagee"), personally known to me to be the same person whose name is subscribed to the foregoing instrument respectively, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act, and as the free and voluntary act of Mortgagee, for the uses and purposes therein set forth.

     GIVEN under my hand and Notarial Seal this _____ day of ____________, 1991.



                            ---------------------------------------
                                                      NOTARY PUBLIC

My Commission Expires_______________.

STATE OF _______________ )
                         ) SS.
COUNTY OF ______________ )

     The undersigned, a Notary Public in and for said County, in the State aforesaid, DOES HEREBY CERTIFY that ______________, of ________________________
("Tenant"), personally known to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act, and as the free and voluntary act of Tenant, for the uses and purposes therein set forth.

     GIVEN under my hand and Notarial Seal this _____ day of ____________, 1991.



                            ---------------------------------------
                                                      NOTARY PUBLIC

My Commission Expires_______________.

DESCRIPTION OF LEASED PREMISES










                                  EXHIBIT "A"

LEGAL DESCRIPTION OF ENTIRE PREMISES







                                  EXHIBIT "B"